Semiannual Report


                   NEW
                   INCOME
                   FUND

                   ---------------------
                     NOVEMBER 30, 1998
                   ---------------------





 T. ROWE PRICE

Report Highlights
--------------------------------------------------------------------------------

New Income Fund

 . The past six months were difficult for most sectors of the bond market, with the exception of U.S. Treasuries and high-grade corporate bonds.

 . Returns were positive but trailed the Lehman Aggregate Bond Index and the average for similar funds for the 6- and 12-month periods ended November 30, 1998.

 . Our underweighting in Treasuries and holdings of medium-quality corporate bonds hurt performance.

 . We expect economic growth to slow, and we believe select corporate and mortgage bonds will provide attractive returns through 1999 given their yield advantage over Treasuries.

FELLOW SHAREHOLDERS

The summer and fall of 1998 witnessed extraordinary turmoil in financial markets caused by the Asian economic crisis as it spread to Russia and threatened Latin America. Though interest rates declined dramatically, fears of recession and deflation created wide disparities in the bond market. Prices of U.S. Treasury and high-grade (AAA and AA) corporate securities rose strongly, benefiting from a global flight to quality, but most other bonds lagged far behind. Your fund's six-month results reflected this environment, which did not favor our focus on medium-quality corporate bonds.

MARKET ENVIRONMENT

Though the U.S. continued to enjoy a record-setting economic expansion with high employment and low inflation, a series of events led to severe disruptions in global financial markets, particularly in late summer. The slowing of corporate profit growth, concern about the global economy, hedge-fund liquidations, and weakness in political leadership added up to the worst environment for corporate bonds since the last U.S. recession. Continued political and economic uncertainty in Japan and other Asian nations caused investors to question the stability of Hong Kong and China.



--------------------
Interest Rate Levels
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


           Date           30-Year         5-Year         1-Year
           ----           -------         ------         ------
          Nov-97           6.08            5.82            5.5
                           5.93            5.71           5.52
                           5.89            5.48           5.28
          Feb-98           5.84             5.6           5.42
                           5.92            5.62           5.39
                           6.02            5.72           5.45
          May-98           5.83            5.57           5.43
                           5.65             5.5           5.41
                           5.73            5.51           5.37
          Aug-98           5.42            5.07            5.1
                              5            4.24           4.41
                           5.12            4.22            4.1
          Nov-98           5.21            4.62           4.59


The real blow came in August, when Russia effectively defaulted on its external debts and devalued its currency. Widespread fears of contagion resulted in severe price declines for emerging market bonds,

---------------------------
PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION
We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We will complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED
We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

especially those of Latin America. On September 25, news of the near failure of a prominent hedge fund, along with details of the risks to major international banks and the bailout orchestrated by the Federal Reserve, raised the specter of a global liquidity crunch. In addition, concerns persisted about the stability of Brazil's currency and the impact a new Latin American crisis would have on U.S. banks and the economy. These events shook market psychology and dried up demand, which culminated in price declines across the board in U.S. and foreign corporate bonds, agency-backed mortgage securities, and asset-backed securities.

Investors flocked to the safety of U.S. Treasury securities, pushing the yield on long-term Treasury bonds to the lowest level in three decades --below even the overnight federal funds rate, which had long held at 5.5%. Volatility and illiquidity in the credit markets, along with signs of a slowdown in the domestic manufacturing sector, caused the Federal Reserve to lower the federal funds rate three times this fall, each time by a quarter of a percentage point. At the height of investor concern, the yield on the 30-year Treasury bond fell briefly below 4.70%. As a measure of confidence returned to the markets, corporate bonds, especially of medium and lower quality, and emerging market bonds staged a sharp rally from their early October lows, while long-term Treasuries sold off and the yield crossed back over the 5% threshold. This reduced the unusually large gap between Treasury rates and the yields on other types of debt. (Investors typically demand a higher yield on non-Treasury securities to compensate for assuming greater risk.) While these risk premiums continued to decline through November, yields in some sectors remained attractive compared with historical norms.

-------------------------------
Total Return by Credit Quality
--------------------------------------------------------------------------------
Periods Ended 11/30/98

                           [BAR GRAPH APPEARS HERE]

                         6 Months       12 Months
                         --------       ---------
Treasury                   6.59           10.98
Mortgage                   3.44            7.43
AAA                        5.25           10.05
BBB                        3.21            8.11
BBB/BB                     0.16            5.63

Asset- and mortgage-backed securities and BBB and split-rated (BBB/BB) corporate bonds significantly underperformed Treasuries and high-grade corporates during the six and 12 months ended November 30, as shown in the chart. Especially during August and September, investors seemed to want nothing but the most recently issued (and therefore most liquid)

Treasury bonds. U.S. government agency obligations, agency-backed mortgage bonds, and even older Treasury securities underperformed. Mortgage-backed bonds, particularly collateralized mortgage obligations (CMOs), were hurt when highly leveraged hedge funds sold off their most liquid securities. Yankee bonds (foreign bonds denominated in U.S. dollars), specifically those issued by Latin American and Asian companies, also lagged high-grade corporate bonds by a wide margin.

PERFORMANCE REVIEW

While positive, your fund's results for the six and 12 months ended November 30 lagged the returns of the Lehman Aggregate Bond Index and the average for the Lipper peer group. Most of the shortfall occurred in the last six months, which saw a decline in the share price from $9.09 on May 31 to $8.93 at the end of November. This drop was more than offset by income of $0.28 per share, resulting in a positive total return. The fund's performance reflects a number of factors. Primarily, we saw more value in the higher-yielding segments of the corporate bond market than in Treasuries and in the highest-grade corporates, and we felt that over a longer time period these sectors would produce superior results. Our view was predicated on the belief that a recession was not imminent in the U.S. Consequently, we were underweighted in U.S. Treasury bonds compared with the benchmark and overweighted in corporate sectors that were hurt by the recent turmoil in global markets. Within the investment-grade corporate sector, we held significant positions in medium- and lower-quality bonds and in Yankee bonds. The fact that mortgage-backed securities -- especially CMOs -- lagged Treasuries also weighed on results.

-----------------------
Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 11/30/98                      6 Months           12 Months
--------------------------------------------------------------------------------
New Income Fund                              1.39%               5.36%
 ................................................................................
Lehman Aggregate Bond Index                  5.15                9.45
 ................................................................................
Lipper Average of Corporate
Bond Funds A-Rated                           4.08                8.19
 ................................................................................

STRATEGY

As we discussed in our last report, our investment strategy focuses on fundamental credit analysis of the companies and sectors in which we invest. We analyze credit trends across a number of U.S. and foreign markets in search of securities that offer higher yield with stable-to-improving credit outlooks. As a result, we increased our holdings of asset-backed securities and Yankee bonds. At the start of our fiscal year six months ago, Yankee bonds constituted approximately 15% of the portfolio, of which a significant portion consisted of Latin American and Asian corporate debt. These are included in the "Corporate Bonds and Asset-Backed Securities" section of the Security Diversification chart. We had largely eliminated our holdings of longer-term Treasuries early this year and moved the proceeds into higher-yielding corporates, such as those issued by the Tennessee Valley Authority and Fannie Mae.

As it turned out, investing for yield advantage over Treasuries proved unrewarding during the anxious markets of this past summer. The fund's largest sector concentration globally (18% of net assets) was in the bonds of financial services companies. This sector typically underperforms during periods of financial market turmoil and excessive volatility. In the mortgage market, we largely avoided the sell-off in commercial mortgage-backed securities, and we correctly anticipated a continued high level of prepayments. As a result, we purchased CMOs that are structured to offer protection from prepayments while still offering attractive yields. However, these suffered when highly leveraged hedge funds were forced to sell their more liquid positions to raise cash.

------------------------
Security Diversification
--------------------------------------------------------------------------------

                            [PIE CHART APPEARS HERE]

Corporate Bonds and Asset-Backed Securities                 58%
Mortgage-Backed Securities                                  26%
U.S. Government and Agencies                                12%
Other                                                        4%

With liquidity returning to the credit markets in recent weeks, prices have improved markedly in certain segments. Given our outlook for some slowing in economic and corporate profit growth over the next six months, we took advantage of these price improvements to selectively reposition portions of the portfolio. We replaced some holdings in Yankee bonds and in potentially cyclical sectors like financial services with more defensive securities. In the mortgage sector, we will continue to focus on prepayment-protected securities while paying close attention to liquidity.

OUTLOOK

We believe the current risk/reward relationship for mortgage and corporate bonds presents an attractive opportunity for fixed income investors. A period of slower economic and corporate earnings growth may lie ahead, marked by reduced business investment. We are already seeing signs of a slowdown in the manufacturing sector in the U.S. In addition, the relatively strong dollar and weakening economic conditions in Latin America and Asia should continue to constrain U.S. exports. Finally, with consumer credit at record levels, the likelihood of a slowdown in consumer spending has increased. In this scenario, we would expect interest rates to continue to move in a narrow range. This level of rates, in turn, should be sufficient to keep the U.S. economy from sliding into recession.

The psychological factors that drove corporate bond prices down in late summer should continue to dissipate, allowing fundamentals to reassert themselves. Global equity markets have reacted favorably to recent rate cuts, and there are some encouraging signs that Japan and Brazil are serious about addressing their economic problems. Corporate bonds typically respond well to a significant rise in equity prices. Mortgage bonds should also perform well in this environment. Barring a recession in the U.S., or another round of turmoil in financial markets, the environment for corporate bonds and the most liquid prepayment-protected mortgage securities should remain favorable. Against this backdrop, we believe the New Income Fund is well positioned to provide attractive returns for investors during the coming year.



Respectfully submitted,


/s/ Peter Van Dyke

Peter Van Dyke
President

December 14, 1998

CHANGE IN MANAGEMENT

Peter Van Dyke, a managing director of T. Rowe Price Associates and director of the taxable bond department, is retiring at the end of 1998. Mr. Van Dyke joined the company in 1985. We are grateful for his contributions and wish him the very best for the future.

William T. Reynolds, a managing director of T. Rowe Price Associates and director of the firm's Fixed Income Division, has been appointed chairman of the fund's Investment Advisory Committee. Mr. Reynolds joined the company in 1981 and has been managing investments since 1978. Other members of the New Income Fund committee include Connice A. Bavely, Steven G. Brooks, Heather R. Landon, Edmund M. Notzon III, Robert M. Rubino, Gwendolyn G. Wagner, and Alan Levenson.



The preceding updates the New Income Fund prospectus of October 1, 1998.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


---------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


KEY STATISTICS

                                                      5/31/98       11/30/98
--------------------------------------------------------------------------------

Price Per Share                                        $9.09          $8.93
 ................................................................................

Dividends Per Share
 ................................................................................
      For 6 months                                      0.28           0.28
      ..........................................................................
      For 12 months                                     0.57           0.56
      ..........................................................................

Dividend Yield *
 ................................................................................
      For 6 months                                      6.25%          6.39%
      ..........................................................................
      For 12 months                                     6.49           6.42
      ..........................................................................

30-Day Standardized Yield                               6.29           6.61
 ................................................................................

Weighted Average Maturity (years)                       14.4           11.4
 ................................................................................

Weighted Average Effective Duration (years)              5.9            5.5
 ................................................................................

Weighted Average Quality **                               A+            AA-
 ................................................................................


* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** Based on T. Rowe Price research.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                     Percent of     Percent of
                                                     Net Assets     Net Assets
                                                        5/31/98       11/30/98
--------------------------------------------------------------------------------

Mortgage-Backed Securities                               27%            26%
 ................................................................................
Banking                                                  16             11
 ................................................................................
Asset-Backed                                              6              9
 ................................................................................
U.S. Treasury Obligations                                 1              7
 ................................................................................
U.S. Government Agency Obligations                        7              6
 ................................................................................
Petroleum                                                 3              5
 ................................................................................
Insurance                                                 3              4
 ................................................................................
Investment Dealers                                        3              3
 ................................................................................
Telecommunications                                        -              3
 ................................................................................
Media and Communications                                  2              3
 ................................................................................
Electric Utilities                                        1              2
 ................................................................................
Conglomerates                                             1              2
 ................................................................................
Health Care                                               1              2
 ................................................................................
Building and Real Estate                                  2              2
 ................................................................................
Entertainment and Leisure                                 2              2
 ................................................................................
All Other                                                25              9
 ................................................................................
Money Markets Funds                                       -              6
 ................................................................................
Other Assets Less Liabilities                             -             -2
--------------------------------------------------------------------------------
Total                                                   100%           100%

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

NEW INCOME FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


           Date        Lehman Aggregate Bond Index             New Income Fund
           ----        ---------------------------             ---------------
          Nov-88                $10,000                          $10,000
          Nov-89                 11,435                           11,177
          Nov-90                 12,302                           12,031
          Nov-91                 14,075                           13,613
          Nov-92                 15,322                           14,654
          Nov-93                 16,991                           16,142
          Nov-94                 16,471                           15,725
          Nov-95                 19,376                           18,489
          Nov-96                 20,553                           19,439
          Nov-97                 22,105                           20,787
          Nov-98                 24,194                           21,901

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/98              1 Year    3 Years   5 Years    10 Years
--------------------------------------------------------------------------------

New Income Fund                      5.36%      5.81%     6.29%       8.16%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          6 Months     Year                            3 Months++   Year
                             Ended    Ended                               Ended    Ended
                          11/30/98  5/31/98  5/31/97  5/31/96  5/31/95  5/31/94  2/28/94
NET ASSET VALUE
Beginning of period       $   9.09 $   8.77 $   8.70 $   8.97 $   8.65 $   9.12 $   9.24
                          ..............................................................

Investment activities
 Net investment income        0.28     0.57     0.58     0.60     0.58     0.14     0.54
 Net realized and
 unrealized gain (loss)      (0.16)    0.36     0.07    (0.27)    0.34    (0.40)   (0.05)
                          ..............................................................

 Total from
 investment activities        0.12     0.93     0.65     0.33     0.92    (0.26)    0.49
                          ..............................................................

Distributions
 Net investment income       (0.28)   (0.57)   (0.58)   (0.60)   (0.58)   (0.14)   (0.54)

 Net realized gain              --    (0.04)      --       --    (0.02)   (0.07)   (0.07)
                          ..............................................................

 Total distributions         (0.28)   (0.61)   (0.58)   (0.60)   (0.60)   (0.21)   (0.61)
                          ..............................................................

NET ASSET VALUE
End of period             $   8.93 $   9.09 $   8.77  $   8.70 $  8.97 $   8.65 $   9.12
                          --------------------------------------------------------------

Ratios/Supplemental Data

Total return*                 1.39%   10.84%    7.70%    3.70%   11.13%    (2.84)%  5.36%
 .........................................................................................
Ratio of expenses to
average net assets            0.71%+   0.71%    0.74%    0.75%    0.78%     0.80%+  0.82%
 .........................................................................................
Ratio of net investment
income to average
net assets                    6.32%+   6.31%    6.65%    6.66%    6.95%     6.43%+  5.77%
 .........................................................................................
Portfolio turnover rate       97.6%+  147.3%    87.1%    35.5%    54.1%     91.5%+  58.3%
 .........................................................................................
Net assets, end of period
(in millions)             $  2,133  $ 2,076   $1,711   $1,634   $1,566    $1,375  $1,458
 .........................................................................................

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+  Annualized
++ The fund's fiscal year-end was changed to May 31.


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1998

------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                               Par/Shares          Value
------------------------------------------------------------------------------------------
                                                                     In thousands
CORPORATE BONDS AND NOTES 48.4%

Automobiles and Related 0.9%

Federal-Mogul, 7.875%, 7/1/10                                   $   4,000      $   3,967
 ..........................................................................................
Hertz, 7.00%, 1/15/28                                              15,000         15,322
 ..........................................................................................
                                                                                  19,289
                                                                               ...........
Banking  11.2%
Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02              10,000          9,562
 ..........................................................................................
Banco Latinoamericano, (144a), 6.69%, 12/23/99                     10,000         10,039
 ..........................................................................................
Banco Santiago, Sub. Notes, 7.00%, 7/18/07                         15,000         12,272
 ..........................................................................................
Bank of Boston Capital Trust, Gtd. Notes, 8.25%, 12/15/26          15,000         15,981
 ..........................................................................................
Bank United, 8.875%, 5/1/07                                        15,000         15,620
 ..........................................................................................
BCI Funding Trust, (144a), 8.01%, 7/15/08                          20,000         18,900
 ..........................................................................................
Den Danske Bank, (144a), VR, 7.40%, 6/15/10                        10,000         10,691
 ..........................................................................................
FCNCB Capital Trust I, Gtd. Cap. Securities, (144a)
       8.05%, 3/1/28                                               12,000         12,672
 ..........................................................................................
First Empire Capital Trust I, Gtd. Bonds, 8.234%, 2/1/27            5,000          5,440
 ..........................................................................................
Hubco Capital Trust I, 8.98%, 2/1/27                                9,000          9,479
 ..........................................................................................
Mason Dixon Bancshares, Sr. Notes, 7.48%, 4/23/08 +                20,000         20,125
 ..........................................................................................
Merita Bank, Non-Cum. Step-Up Perpetual Cap. Securities
       7.15%, 9/11/02                                              11,000         10,637
 ..........................................................................................
Natexis, (144a), 8.44%, 12/29/49                                   15,000         14,344
 ..........................................................................................
Riggs National, 9.65%, 6/15/09                                     10,000         11,923
 ..........................................................................................
SB Treasury, (144a), 9.40%, 6/30/08                                20,625         20,202
 ..........................................................................................
Skandinaviska Enskilda Banken
    Step-Up Perpetual Sub. Notes, (144a)
       6.50%, 6/4/03                                               19,500         18,915
       ...................................................................................
       8.125%, 9/6/06                                              10,000          9,804
 ..........................................................................................
Societe Generale, Step-Up Perpetual Sub. Notes, (144a)
       7.85%, 4/30/07                                              13,000         13,081
 ..........................................................................................
                                                                                 239,687
                                                                               ...........
Beverages 1.0%
Embotelladora Andina, 7.00%, 10/1/07                               10,000          8,947
 ..........................................................................................
Panamerican Beverages, Sr. Notes, (144a), 7.25%, 7/1/09            13,000         11,867
 ..........................................................................................
                                                                                  20,814
                                                                               ...........
Broadcasting 0.9%
Hearst-Argyle Television, 7.50%, 11/15/27                          20,000         19,623
 ..........................................................................................
                                                                                  19,623
                                                                               ...........

T. ROWE PRICE NEW INCOME FUND
-------------------------------------------------------------------------------


                                                               Par/Shares          Value
-----------------------------------------------------------------------------------------
                                                                    In thousands
Building Products  1.2%
Owens Corning, 7.70%, 5/1/08                                    $  24,000       $ 24,669
 .........................................................................................
                                                                                  24,669
                                                                               ..........
Building and Real Estate  1.6%
BRE Properties, 7.125%, 2/15/13                                    10,000          9,438
 .........................................................................................
Hospitality Properties Trust, Sr. Notes, 7.00%, 3/1/08             10,000          9,457
 .........................................................................................
Spieker Properties, 7.125%, 7/1/09                                 14,700         14,318
 .........................................................................................
                                                                                  33,213
                                                                               ..........
Cable Operators  0.9%
Clear Channel, Deb., 7.25%, 10/15/27                               20,000         18,898
 .........................................................................................
                                                                                  18,898
                                                                               ..........
Conglomerates  0.9%
Harcourt General, Sr. Deb., 7.20%, 8/1/27                          20,000         19,005
 .........................................................................................
                                                                                  19,005
                                                                               ..........
Container  0.9%
Owens Illinois, Sr. Notes, 7.35%, 5/15/08                          20,000         19,753
 .........................................................................................
                                                                                  19,753
                                                                               ..........
Electric Utilities  1.9%
Aep Resources, Sr. Notes, (144a), 6.50%, 12/1/03                   15,000         15,113
 .........................................................................................
Alabama Power, 5.35%, 11/15/03                                     10,000         10,141
 .........................................................................................
DDTE Capital, (144a), 7.11%, 11/15/38                              15,000         15,131
 .........................................................................................
                                                                                  40,385
                                                                               ..........
Entertainment and Leisure  1.5%
Royal Caribbean Cruises, Sr. Notes, 6.75%, 3/15/08                 20,000         19,482
 .........................................................................................
Time Warner, Sr. Notes, 9.125%, 1/15/13                            10,000         12,524
 .........................................................................................
                                                                                  32,006
                                                                               ..........
Finance and Credit  1.0%
Hutchison Whampoa Finance, (144a)
       7.45%, 8/1/17                                               14,500         12,284
       ..................................................................................
       7.50%, 8/1/27                                               10,000          8,228
       ..................................................................................
                                                                                  20,512
                                                                               ..........
Financial  0.6%
Fairfax Financial Holdings, 8.25%, 10/1/15                         12,760         12,782
 .........................................................................................
                                                                                  12,782
                                                                               ..........
Food Processing  0.9%
Flowers Industries, 7.15%, 4/15/28                                 20,000         19,569
 .........................................................................................
                                                                                  19,569
                                                                               ..........
Food/Tobacco  1.1%
Philip Morris, 7.75%, 1/15/27                                      20,500         23,412
 .........................................................................................
                                                                                  23,412
                                                                               ..........

T. ROWE PRICE NEW INCOME FUND
-------------------------------------------------------------------------------

                                                               Par/Shares          Value
------------------------------------------------------------------------------------------
                                                                      In thousands
Health Care  1.6%
Beckman Instruments, Sr. Notes, (144a), 7.45%, 3/4/08           $  20,000      $  20,150
 .........................................................................................
Columbia/HCA Healthcare, 6.91%, 6/15/05                            15,000         14,658
 .........................................................................................
                                                                                  34,808
                                                                               ..........
Industrials  0.5%
WMX Technologies, Step-Up Notes, 8.00%, 4/30/04                    10,000         10,911
 .........................................................................................
                                                                                  10,911
                                                                               ..........
Insurance  3.7%
Jefferson Pilot Capital Trust, (144a), 8.14%, 1/15/46              10,000         10,451
 .........................................................................................
Liberty Mutual Insurance, (144a), 8.20%, 5/4/07                    12,000         13,319
 .........................................................................................
Metropolitan Life Insurance, (144a), 7.80%, 11/1/25                16,850         17,472
 .........................................................................................
Safeco Capital Trust I, 8.072%, 7/15/37                            15,000         15,534
 .........................................................................................
Trenwick Capital Trust I, Cap. Securities, 8.82%, 2/1/37           10,500         10,375
 .........................................................................................
Zurich Capital Trust, (144a), 8.376%, 6/1/37                       10,000         11,269
 .........................................................................................
                                                                                  78,420
                                                                               ..........
Investment Dealers 3.0%
Goldman Sachs Group, (144a), 6.625%, 12/1/04                       10,000         10,210
 .........................................................................................
Jefferies Group, Sr. Notes, 7.50%, 8/15/07                         10,000         10,008
 .........................................................................................
Paine Webber Group, MTN
       6.45%, 12/1/03                                              14,200         14,289
       ..................................................................................
       6.64%, 4/14/10                                              10,000          9,662
       ..................................................................................
       6.72%, 4/1/08                                               20,000         20,255
 .........................................................................................
                                                                                  64,424
                                                                               ..........
Media and Communications  2.6%
News America, (144a), 6.75%, 1/9/38                                25,500         26,139
 .........................................................................................
USA Networks, Sr. Notes, (144a), 6.75%, 11/15/05                   30,000         29,955
 .........................................................................................
                                                                                  56,094
                                                                               ..........
Oil Field Services  0.9%
R & B Falcon, Sr. Notes, (144a), 6.95%, 4/15/08                    20,000         18,776
 .........................................................................................
                                                                                  18,776
                                                                               ..........
Paper and Paper Products  0.5%
Celulosa Arauco Y Constitucion, (144a), 7.20%, 9/15/09             12,500         10,055
 .........................................................................................
                                                                                  10,055
                                                                               ..........
Petroleum  4.7%
PDV America, 7.875%, 8/1/03                                        10,000          9,763
 .........................................................................................
PDVSA Finance, (144a), 7.50%, 11/15/28                             20,000         16,797
 .........................................................................................
Union Texas Petroleum, 7.00%, 4/15/08                              20,000         21,669
 .........................................................................................
Woodside Finance, (144a), 6.60%, 4/15/08                           20,000         19,817
 .........................................................................................

T. ROWE PRICE NEW INCOME FUND
-------------------------------------------------------------------------------

                                                                     Par/Shares          Value
-------------------------------------------------------------------------------------------------
                                                                              In thousands
      YPF Sociedad Anonima

             7.25%, 3/15/03                                          $   20,000      $  18,783
             ....................................................................................
             10.00%, 11/2/28                                             14,000         14,420
      ...........................................................................................
                                                                                       101,249
                                                                                     ............
      Specialty Chemicals  0.8%
      Sociedad Quimira Y Minera, LCP, (144a), 7.70%, 9/15/06             20,000         16,850
      ...........................................................................................
                                                                                        16,850
                                                                                     ............
      Supermarkets  0.9%
      Safeway, 5.75%, 11/15/00                                           18,700         18,653
      ...........................................................................................
                                                                                        18,653
                                                                                     ............
      Telecommunications  2.7%
      Sprint, 6.125%, 11/15/08                                           21,600         21,987
      ...........................................................................................
      WorldCom
             6.40%, 8/15/05                                              18,500         19,131
             ....................................................................................
             7.75%, 4/1/07                                               15,000         16,905
      ...........................................................................................
                                                                                        58,023
                                                                                     ............
      Total Corporate Bonds and Notes (Cost  $1,046,943)                             1,031,880
                                                                                     ............

      ASSET-BACKED SECURITIES  9.3%

      Credit Card-Backed  1.0%
      Capital One Master Trust, 6.356%, 6/15/11                          20,000         20,677
      ...........................................................................................
                                                                                        20,677
                                                                                     ............
      Financial  2.0%
      MBNA Master Credit Card Trust II, 5.65%, 2/15/06                   10,000          9,994
      ...........................................................................................
      Norwest Asset Securities, 6.75%, 10/25/28                          11,987         11,755
      ...........................................................................................
      Saxon Asset Security Trust, 6.52%, 11/25/27                        20,000         20,006
      ...........................................................................................
                                                                                        41,755
                                                                                     ............
      Home Equity Loans-Backed  4.4%
      Chase Funding Mortgage Loan, 6.59%, 5/25/28                         5,053          5,066
      ...........................................................................................
      FURST Home Equity Loan Trust, 7.77%, 9/25/27                        5,300          5,631
      ...........................................................................................
      GE Capital Mortgage Services
             6.465%, 6/25/28                                             14,207         14,325
             ....................................................................................
          REMIC, 6.75%, 8/25/28                                          13,962         13,709
      ...........................................................................................
      Money Store Home Equity Trust
             6.985%, 10/15/16                                             6,000          6,104
             ....................................................................................
             7.91%, 5/15/24                                              13,159         13,806
      ...........................................................................................
      Residential Accredit Loans, 6.75%, 7/25/28                          7,500          7,448
      ...........................................................................................

T. ROWE PRICE NEW INCOME FUND
-------------------------------------------------------------------------------

                                                                     Par/Shares          Value
-------------------------------------------------------------------------------------------------
                                                                              In thousands

      UCFC Home Equity Loan Trust

             6.53%, 10/15/29                                           $  5,000       $  4,903
             ....................................................................................
             7.18%, 2/15/25                                               7,000          7,219
             ....................................................................................
             7.22%, 6/15/28                                              11,400         11,471
             ....................................................................................
             7.325%, 1/10/27                                              5,000          5,189
      ...........................................................................................
                                                                                        94,871
                                                                                     ............
      Receivables-Backed  0.4%

      Green Tree Financial, Sr. Sub. Certificates, 6.87%, 1/15/29         8,655          9,086
      ...........................................................................................
                                                                                         9,086
                                                                                     ............
      Whole Loans-Backed  1.5%

      Amresco Residential Securities, 6.745%, 6/25/28                     4,850          4,664
      ...........................................................................................
      BA Mortgage Securities, 7.00%, 7/25/28                             20,600         20,426
      ...........................................................................................
      CWMBS, 6.75%, 11/25/23                                              6,673          6,529
      ...........................................................................................
                                                                                        31,619
                                                                                     ............
      Total Asset-Backed Securities (Cost  $198,698)                                   198,008
                                                                                     ............


      PREFERRED STOCKS  0.5%

      Banking  0.1%

      Silicon Valley Bancshares, 8.25%                                      105          2,546
      ...........................................................................................
                                                                                         2,546
                                                                                     ............
      Financial  0.4%

      Pinto Totta International Finance (Series A), (144a), 7.77%             9          7,565
      ...........................................................................................
                                                                                         7,565
                                                                                     ............
      Total Preferred Stocks (Cost  $11,350)                                            10,111
                                                                                     ............

      U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  25.9%

      U.S. Government Agency Asset-Backed  0.7%

      Federal Home Loan Mortgage, REMIC
          Government National Mortgage Assn. Collateral
             5.15%, 8/25/12                                                 982            977
      ...........................................................................................
      Federal National Mortgage Assn.
          Interest Only, VR, 1.323%, 6/25/28 **                          80,379          3,806
          .......................................................................................
          REMIC, 7.50%, 8/17/17                                           8,946          9,317
      ...........................................................................................
                                                                                        14,100
                                                                                     ............
      U.S. Government Agency Obligations  10.6%

      Federal Home Loan Mortgage
             6.50%, 11/1/04 - 6/1/24                                      9,339          9,412
             ....................................................................................
             7.00%, 2/1/24 - 6/1/25                                       4,551          4,646
             ....................................................................................

T. ROWE PRICE NEW INCOME FUND
-------------------------------------------------------------------------------

                                                                     Par/Shares          Value
-------------------------------------------------------------------------------------------------
                                                                              In thousands
      Federal Home Loan Mortgage
             7.50%, 3/1 - 6/1/24                                       $  6,628       $  6,812
             ....................................................................................
             8.00%, 6/1/08                                                   64             66
             ....................................................................................
             10.50%, 2/1/01 - 8/1/20                                        609            666
             ....................................................................................
             11.00%, 5/1/11 - 7/1/20                                        263            294
             ....................................................................................
             11.50%, 6/1/01                                                   2              2
             ....................................................................................
          REMIC
             5.50%, 10/15/20                                              5,000          4,930
             ....................................................................................
             6.00%, 5/15/16                                               2,101          2,097
             ....................................................................................
             6.50%, 7/15/11 - 6/15/23                                    31,663         32,305
             ....................................................................................
             7.00%, 8/15/09 - 9/15/24                                    40,600         41,165
             ....................................................................................
             7.50%, 2/15/06                                                 335            335
      ...........................................................................................
      Federal National Mortgage Assn.
             6.00%, 3/1/28 - 5/1/28                                      56,647         55,907
             ....................................................................................
             6.50%, 12/1/25 - 12/1/27                                       164            165
             ....................................................................................
             8.75%, 3/1/10                                                   10             11
             ....................................................................................
          REMIC, 8.00%, 11/25/24                                          8,233          8,746
          .......................................................................................
          TBA, 6.00%, 1/1/13                                             59,369         59,467
      ...........................................................................................
                                                                                       227,026
                                                                                     ............
      U.S. Government Guaranteed Obligations  14.6%
      Government National Mortgage Assn.
          I
             6.50%, 4/15/23 - 1/15/28                                    53,230         53,803
             ....................................................................................
             7.00%, 4/15/22 - 1/15/28                                   109,477        112,104
             ....................................................................................
             7.50%, 8/15/16 - 8/15/28                                    27,298         28,219
             ....................................................................................
             8.00%, 7/15/16 - 10/15/27                                   46,684         48,808
             ....................................................................................
             8.50%, 9/15/16 - 7/15/23                                    10,822         11,561
             ....................................................................................
             9.00%, 1/15/09 - 11/15/19                                    1,337          1,435
             ....................................................................................
             9.50%, 6/15/09 - 3/15/25                                    12,569         13,652
             ....................................................................................
             11.00%, 12/15/09 - 1/15/21                                  11,386         12,807
             ....................................................................................
             11.50%, 3/15/10 - 10/15/15                                   1,629          1,854
             ....................................................................................
          II
             7.00%, 12/20/23 - 5/20/28                                   23,698         24,217
             ....................................................................................
             8.50%, 9/20/26                                                  73             77
             ....................................................................................
             9.00%, 6/20/16 - 2/20/18                                       939          1,004
             ....................................................................................
          GPM, I, 10.25%, 2/15/16 - 11/15/20                              1,830          2,014
      ...........................................................................................
                                                                                       311,555
                                                                                     ............
      Total U.S. Government Mortgage-Backed Securities (Cost $540,824)                 552,681
                                                                                     ............

T. ROWE PRICE NEW INCOME FUND
-------------------------------------------------------------------------------

                                                                     Par/Shares          Value
-------------------------------------------------------------------------------------------------
                                                                              In thousands
      U.S. GOVERNMENT OBLIGATIONS  12.3%

      U.S. Government Agency Obligations  5.6%
      Federal National Mortgage Assn.
             5.625%, 3/15/01                                          $  20,000      $  20,342
             ....................................................................................
             5.75%, 2/15/08                                              60,000         61,792
      ...........................................................................................
      Tennessee Valley Auth.
             5.88%, 4/1/36                                               20,000         20,800
             ....................................................................................
             6.235%, 7/15/45                                             14,934         15,768
      ...........................................................................................
                                                                                       118,702
                                                                                  ...............
      U.S. Treasury Obligations  6.7%
      U.S. Treasury Notes
             5.375%, 6/30/03                                             40,000         41,309
             ....................................................................................
             5.625%, 5/15/08                                             44,500         47,349
      ...........................................................................................
      U.S. Treasury Bonds
             5.25%, 11/15/28                                              4,500          4,622
             ....................................................................................
             5.50%, 8/15/28                                              30,000         31,688
      ...........................................................................................
      U.S. Treasury Inflation-Indexed Notes, 3.375%, 1/15/07             20,625         20,182
      ...........................................................................................
                                                                                       145,150
                                                                                  ...............
      Total U.S. Government Obligations (Cost  $262,151)                               263,852
                                                                                  ...............

      MONEY MARKET FUNDS  5.8%

      Reserve Investment Fund, 5.34% #                                  123,803        123,803
      ...........................................................................................
      Total Money Market Funds (Cost  $123,803)                                        123,803
                                                                                  ...............

 Total Investments in Securities

 102.2% of Net Assets (Cost  $2,183,769)                                          $  2,180,335

 Other Assets Less Liabilities                                                         (47,424)
                                                                                  ...............
 NET ASSETS                                                                       $  2,132,911
                                                                                  --------------

    #  Seven day yield
    +  Private Placement
   ** For Interest Only securities, amount represents notional principal on which the fund receives interest
  GPM  Graduated Payment Mortgage
  MTN  Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
  TBA  To be announced security was purchased on a forward commitment basis
   VR  Variable Rate
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 19.2% of net assets.


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1998

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

  Assets

  Investments in securities, at value (Cost  $2,183,769)          $  2,180,335
  Securities lending collateral                                        125,992
  Other assets                                                          56,631
                                                                  ..............
  Total assets                                                       2,362,958
                                                                  ..............

  Liabilities

  Obligation to return securities lending collateral                   125,992
  Other liabilities                                                    104,055
                                                                  ..............
  Total liabilities                                                    230,047
                                                                  ..............

  NET ASSETS                                                      $  2,132,911
                                                                  --------------

  Net Assets Consist of:
  Accumulated net investment income - net of distributions        $      2,885
  Accumulated net realized gain/loss - net of distributions             30,877
  Net unrealized gain (loss)                                            (3,434)
  Paid-in-capital applicable to 238,901,149 shares of $1.00 par
  value capital stock outstanding; 300,000,000 shares authorized     2,102,583
                                                                  ..............

  NET ASSETS                                                      $  2,132,911
                                                                  --------------

  NET ASSET VALUE PER SHARE                                       $       8.93
                                                                  --------------



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands


                                                                      6 Months
                                                                         Ended
                                                                     11/30/98
  Investment Income
  Income
   Interest                                                       $     73,636
   Dividend                                                                408
                                                                  ..............
   Total Income                                                         74,044
                                                                  ..............
  Expenses
   Investment management                                                 4,973
   Shareholder servicing                                                 2,256
   Custody and accounting                                                  107
   Prospectus and shareholder reports                                       74
   Registration                                                             47
   Proxy and annual meeting                                                 19
   Legal and audit                                                          10
   Directors                                                                 6
   Miscellaneous                                                             5
                                                                  ..............
   Total expenses                                                        7,497
                                                                  ..............
  Net investment income                                                 66,547
                                                                  ..............

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                           (5,728)
   Futures                                                                 (55)
                                                                  ..............
   Net realized gain (loss)                                             (5,783)
  Change in net unrealized gain or loss on securities                  (33,136)
                                                                  ..............
  Net realized and unrealized gain (loss)                              (38,919)
                                                                  ..............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     27,628
                                                                  --------------



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                       6 Months           Year
                                                          Ended          Ended
                                                       11/30/98        5/31/98

  Increase (Decrease) in Net Assets
  Operations
   Net investment income                             $   66,547    $   120,563
   Net realized gain (loss)                              (5,783)        51,953
   Change in net unrealized gain or loss                (33,136)        22,374
                                                     ...........................
   Increase (decrease) in net assets from operations     27,628        194,890
                                                     ...........................

  Distributions to shareholders
   Net investment income                                (66,471)      (120,455)
   Net realized gain                                          -         (8,527)
                                                     ...........................
   Decrease in net assets from distributions            (66,471)      (128,982)
                                                     ...........................

  Capital share transactions*
   Shares sold                                          225,305        525,602
   Distributions reinvested                              38,393         79,742
   Shares redeemed                                     (167,534)      (306,392)
                                                     ...........................
   Increase (decrease) in net assets from capital
   share transactions                                    96,164        298,952
                                                     ...........................


  Net Assets
  Increase (decrease) during period                      57,321        364,860
  Beginning of period                                 2,075,590      1,710,730
                                                     ...........................

  End of period                                      $2,132,911    $ 2,075,590
                                                     ---------------------------

*Share information
   Shares sold                                           25,058         58,292
   Distributions reinvested                               4,269          8,829
   Shares redeemed                                      (18,644)       (33,981)
                                                     ...........................
   Increase (decrease) in shares outstanding             10,683         33,140


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1998

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 12, 1973.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayments as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained at not less than 100% of the value of loaned securities. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At November 30, 1998, the value of securities on loan was $124,674,000; aggregate collateral consisted of $125,992,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $414,051,000 and $474,560,000, respectively, for the six months ended November 30, 1998. Purchases and sales of U.S. government securities aggregated $619,295,000 and $532,662,000, respectively, for the six months ended November 30, 1998.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At November 30, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$2,183,769,000. Net unrealized loss aggregated $3,434,000 at period end, of which $33,000,000 related to appreciated investments and $36,434,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $812,000 was payable at November 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,247,000 for the six months ended November 30, 1998, of which $206,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 34.8% of the outstanding shares of the New Income Fund at November 30, 1998. For the six months then ended, the fund was allocated $866,000 of Spectrum expenses, $187,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1998, totaled $1,065,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.


AUTOMATED 24-HOUR SERVICES

Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).


ACCOUNT SERVICES

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


DISCOUNT BROKERAGE*

Investments Available You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

To Open an Account Call a shareholder service representative for more information.


Investment Information

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.


*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

Stock Funds
 ................................................................................

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market
Index Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds
 ................................................................................

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond+
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global
Emerging Markets Bond
Global Bond++
International Bond

Money Market FUNDS+++
 ................................................................................

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. Rowe Price No-Load
Variable Annuity
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  *Formerly named Equity Index.
 **Closed to new investors.
***Formerly named Florida Insured Intermediate Tax-Free.
  +Formerly named Tax-Free Insured Intermediate Bond.
 ++Formerly named Global Government Bond.
+++Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The New Income Fund held an annual meeting on October 15, 1998, to elect directors of the fund, to ratify the Board of Directors' selection of PricewaterhouseCoopers L.L.P. as the fund's independent accountants, and to amend the fund's Articles of Incorporation.

The results of voting were as follows (by number of shares):


For nominees to the Board of Directors of the New Income Fund:

Calvin W. Burnett
In favor:141,764,177.243
Withheld:  1,973,139.316

Anthony W. Deering
In favor:142,034,230.368
Withheld:   1,703,086.191

F. Pierce Linaweaver
In favor:141,864,386.415
Withheld:   1,872,930.144

William T. Reynolds
In favor:142,150,158.457
Withheld:   1,587,158.102

James S. Riepe
In favor:142,092,642.061
Withheld:   1,644,674.498

John G. Schreiber
In favor:142,196,746.548
Withheld:   1,540,570.011

M. David Testa
In favor:142,130,399.670
Withheld:  1,606,916.889

For PricewaterhouseCoopers L.L.P. as independent accountants:

In favor:141,654,766.219
Withheld:     645,049.395
Abstained:  1,437,500.945

   To amend the Articles of Incorporation to authorize creation of different classes and series and to conform the provisions describing classes and series to those standard for other T. Rowe Price funds:

In favor:129,583,224.561
Against:    8,621,840.138
Abstained:  4,527,187.860
Broker Non-Votes:
            1,005,064.000

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price New Income Fund(R).

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.           F43-051 11/30/98